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                                                                   EXHIBIT 10.12

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                             INTERPLAY PRODUCTIONS

                      SUBORDINATED SECURED PROMISSORY NOTE
                      ------------------------------------

Certificate No.   ___                                           October 10, 1996
                                                              Irvine, California

     FOR VALUE RECEIVED, INTERPLAY PRODUCTIONS, a California corporation (the "Company"), hereby promises to pay to _____________ (hereinafter referred to as the "Holder"), or registered assigns, upon the earliest to occur of (i) the consummation of an initial public offering of the Common Stock of the Company, which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, at a public offering price of at least $10.00 per share, as presently constituted (and subject to adjustment for stock splits, combinations and other corporate events), and with gross proceeds to the Company of not less than $15,000,000 (a "Qualified IPO"), (ii) the sale or conveyance of all or substantially all of the Company's assets or the merger or consolidation with any other corporation where the Company is not the surviving entity (except for a merger or consolidation effected for the sole purpose of reincorporating in a different state), or if the Company is the surviving entity, the ownership of the voting capital stock following such transaction changes by 50% or more (a "Sales Transaction"), or (iii) November 30, 1998, subject to extension at the option of the Holder for an additional one (1) year period, the principal sum of ___________________________________ Dollars ($_________) and to pay interest from the date hereof until March 13, 1997 on the whole amount of said principal at a floating rate of not less than ten percent (10%) nor more than twelve percent (12%) per annum, with such rate within such range for a particular month determined by adding five percent (5%) to the rate prevailing on the 25th day of the preceding month as established by the Federal Reserve Bank of San Francisco on advances to member banks. Beginning on March 13, 1997 and continuing thereafter the Company shall pay interest on such whole amount of said principal at a fixed rate of twelve percent (12%) per annum. For the purposes of this Note, a Qualified IPO and a Sales Transaction shall be referred to collectively as a "Qualified Event." Interest shall be payable in cash quarterly commencing on May 1, 1997 and shall be payable on the first day of each fiscal quarter thereafter (February 1, May 1, August 1 and November 1) until the outstanding principal amount has been fully redeemed. All accrued and unpaid interest shall be paid in cash upon the redemption or other payment of principal outstanding hereunder. Principal and interest shall be payable in lawful money of the United States of America by check at the principal office of Holder or at such other place Holder may designate from time to time in writing to the Company. Interest shall be
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computed on the basis of a 365-day year. This Note is secured by a security interest created under that certain Security Agreement of even date herewith among the Company, Holder and certain other parties (the "Security Agreement"), and Holder is entitled to all of the benefits and security of the Collateral as set forth in the Security Agreement. This Note may not be prepaid without the consent of the Holder.

     1.   The Subscription Agreement.  This Note is issued pursuant to, and is
          --------------------------
entitled to the benefits and subject to the conditions of, that certain Subscription Agreement among the Company and Holder, as the same may be amended from time to time (the "Subscription Agreement"), and Holder, and its successors and assigns, by its acceptance hereof, agrees to be bound by the provisions of said Subscription Agreement.

     2.   Default.  If any of the following expressly identified events
          -------
(hereafter called "Events of Default") shall occur:

          (a) If the Company shall default in the payment of any principal due under this Note when the same shall become due and payable at maturity or upon a Qualified Event and shall not cure such default within thirty (30) days of such default; or

          (b) The Company shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect; or an involuntarily case shall be commenced against the Company and the petition shall not be controverted within thirty (30) days, or shall not be dismissed within one hundred eighty (180) days after commencement of the case; or a custodian shall be appointed for, or shall take charge of, all or substantially all of the property of the Company, or the Company shall commence any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company, or there shall be commenced against the Company any such proceeding, or the Company shall be adjudicated insolvent or bankrupt;

then, and in each and every such case, Holder may by notice in writing to the Company declare all amounts under this Note to be forthwith due and payable and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. Notwithstanding the foregoing, if the Company shall default in the payment of any installment(s) of interest due under this Note when the same shall be due and payable, and shall not cure such default within thirty
(30) days of such default, then Holder shall have the right as its sole remedy at equity and law to bring an action to collect the interest payment then due plus any interest accrued thereon, without any right to accelerate the principal amount due hereunder.

     3.   Subordination.
          -------------

          (a) General.  The Company, for itself, its successors and assigns,
              -------
covenants and agrees, and Holder and successor holder of this Note by his or its acceptance hereof likewise covenants and agrees, that the payment of the principal amount of and interest on this Note and all other amounts arising under or in connection with the Subscription Agreement shall be subordinated in right of payment and otherwise, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this Section 3 shall constitute a continuing representation to all persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the holder of any Note or any other person entitled to amounts hereunder without the necessity of joining the Company as a party.

          (b) Prior Payment of Senior Debt Upon Insolvency, Etc.  In the event
              -------------------------------------------------
of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relative to the Company or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or any assignment for the benefit of creditors of the Company or any distribution or marshalling of its assets or any compromise with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of this Note or any other amounts arising under or in connection with the Subscription Agreement.

          (c) No Payment on Note for Benefit of All Holders of Senior Debt.  No
              ------------------------------------------------------------
direct or indirect payment shall be made by or on behalf of the Company of principal of, interest on, or other amounts arising under or in connection with this Note or the Subscription Agreement if, at the time of such payment:

              (i) there exists a default in the payment of all or any portion of principal of or interest on any Senior Debt or a default under any agreements or documents entered into in regard to Senior Debt; and

              (ii) such default shall not have been cured or waived, or the benefits of this sentence waived, by or on behalf of the holders of such Senior Debt.

          (d) In Furtherance of Subordination.  Holder and each successor holder
              -------------------------------
of this Note agrees as follows:

              (i) Upon any distribution of all or any of the assets of the Company to creditors of the Company in the event of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization, or other similar proceedings relative to the Company or to its property, or in the event of any proceeding for voluntary liquidation, dissolution or other winding up of the Company, or any assignment for the benefit of creditors of the Company or any distribution or marshalling of its assets or any compromise with creditors of the Company, whether or not involving insolvency or bankruptcy, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to this

     Note or the Subscription Agreement shall be paid or delivered directly to the holders of Senior Debt for application (in case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

              (ii) If any proceeding referred to in subsection (i) above is commenced by or against the Company, the Holder of this Note and other persons entitled to amounts under or in connection with the Subscription Agreement shall duly and promptly take such action as such trustee(s) or representative(s) may request to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to this Note or other amounts owing under or in connection with the Subscription Agreement.

              (iii) All payments or distributions upon or with respect to this Note and other amounts owing under or in connection with the Subscription Agreement which are received by the holders of this Note or persons entitled to other amounts under or in connection with the Subscription Agreement contrary to the subordination provisions of the Subscription Agreement shall be received in trust for the benefit of the holders of the Senior Debt entitled thereto, shall be segregated from other funds and property held by the holders of this Note and other persons entitled to amounts under or in connection with the Subscription Agreement and shall be forthwith paid over to the holders of the Senior Debt entitled thereto in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of any agreements governing the Senior Debt.

              (iv) The trustee(s) or representative(s) of the holders of a majority of the aggregate principal amount of all Senior Debt are hereby authorized to demand specific performance of the subordination provisions set forth in Section 3 of this Note, whether or not the Company shall have complied with any of the provisions hereof applicable to it, at any time, and the holders of this Note or any other persons entitled to amounts under or in connection with the Subscription Agreement hereby irrevocably waive any defense based on the adequate remedy at law which might be asserted as a bar to such remedy of specific performance, it being understood that such waiver by the holders of this Note and such other persons of any defense based on the adequacy of a remedy at law shall not be deemed to be a waiver by them of any other defense available to them at law or in equity with respect to such remedy of specific performance or otherwise.

              (v) The holders of this Note and other persons entitled to amounts under or in connection with the Subscription Agreement hereby acknowledge and confirm, and agree not to contest, that the Senior Debt, and any guarantees thereof by any subsidiary of the Company, constitutes the legal, valid, binding and enforceable obligations of the Company and such subsidiaries, are not subject to claims of fraudulent transfer or conveyance, equitable subordination or any similar defense or limitation, and are secured or are to be secured by security interests in various assets of the Company and such subsidiaries, which security interests in favor of the holders of the Senior Debt (or collateral agents acting on their behalf) are legal, valid, enforceable and perfected to the extent contemplated by any related agreements.

              (vi) The subordination provisions of this Note shall continue in effect and be reinstated if at any time payment or performance of the Senior Debt is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any holder of the Senior Debt, whether as avoidable preference, fraudulent conveyance or otherwise, all as if such payment or performance had not been made.

          (e) Scope of Section.  The provisions of this Section 3 are intended
              ----------------
solely for the purpose of defining the relative rights of the holders of this Note, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3 or elsewhere in the Subscription Agreement or this Note is intended to or shall impair, as between the Company, its creditors, other than the holders of Senior Debt, and the holders of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holders of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms hereof, or to affect the relative rights of the holders of this Note and creditors of the Company other than the holders of the Senior Debt.

          (f) Certain Definitions.  The term "Senior Debt" shall mean (i) all
              -------------------
indebtedness, obligations and liabilities whether now existing or arising or created from time to time hereafter (including interest as provided in the agreement governing such Senior Debt accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding), whether short-term or long-term, whether secured or unsecured, and whether or not contingent (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by the Company for money) ("Indebtedness") under or in respect of any contracts, agreements, instruments or any other arrangement of any kind or character with any bank, insurance company, pension fund, savings and loan, equipment lessor or other financial or institutional lender, or (ii) guarantees by the Company of Indebtedness for borrowed money of any bank, insurance company, pension fund, savings and loan institution, equipment lessors or other financial or institutional lender, unless in any such case, by the terms of the instrument creating, governing or evidencing such Indebtedness, it is provided that such Indebtedness is not senior or superior in right of payment to this Note.

          (g) Proof of Subordination; Further Assurances.  Holder and any
              ------------------------------------------
successor or assign of the Holder agrees that it will execute and deliver any agreements and other documents evidencing the subordination of this Note to Senior Debt that may be requested by the Company or the holders of Senior Debt.

     4.   Transfer.  This Note shall not be transferable or assignable except to
          --------
an Affiliate (as defined herein) of Holder without the prior written consent of the Company. In addition, this Note may only be assigned in its entirety and may not be assigned separately from that certain Warrant to purchase shares of Common Stock of the Company of even date herewith issued to Holder. For purposes of this Note, "Affiliate" shall mean any wholly-owned subsidiary or parent of, or any corporation, entity or other person which is, within the meaning of the Securities Act of 1933, as amended, controlling, controlled by or under common control with, Holder. Subject to the restrictions and limitations set forth above, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor, dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered, will be issued to and registered in the name of the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payments and for all other purposes.

          5.   Note Register. This Note is transferable only upon the books of
               -------------
the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he, she or it appears on the Company's books at any time as the Holder for all purposes.

          6.   Loss, Etc., of Note. Upon receipt of evidence satisfactory to the
               -------------------
Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to Holder a new Note of like date, tenor and denomination.

          7.   Governing Law.  This Note shall be governed by and construed in
               -------------
accordance with the laws of the State of California.

          8.   Notices. All notices and other communications required or
               -------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by Federal Express overnight delivery, at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address as the parties shall have furnished to the other parties in writing. Notices that are mailed shall be deemed received three (3) days after deposit in the United States mail or one
(1) day after deposit with Federal Express for overnight delivery.

     The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                              INTERPLAY PRODUCTIONS


                              By _______________________________________________
                                    Christopher J. Kilpatrick, President

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